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                                                       [SHIP LOGO VANGUARD/(R)/]






VANGUARD/(R)/ INTERNATIONAL VALUE FUND



SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 22, 2008


IMPORTANT CHANGE TO VANGUARD INTERNATIONAL VALUE FUND
NEW MANAGER JOINS INVESTMENT ADVISORY TEAM

The board of trustees of Vanguard International Value Fund has added Edinburgh Partners Limited (Edinburgh Partners) to the Fund's investment advisory team. Effective immediately, Edinburgh Partners manages a portion of the Fund's assets.

Edinburgh Partners and the Fund's three other investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees determines the proportion of the Fund's assets to be managed by each advisor and may change these proportions at any time.


INVESTMENT OBJECTIVE, PRIMARY INVESTMENT STRATEGIES, PRIMARY RISKS, AND FEES AND EXPENSES

The Fund's investment objective, primary investment strategies, and primary risks will not change. The addition of Edinburgh Partners is expected to have a modest impact on the Fund's expense ratio, raising it from 0.41% to 0.43% for the current fiscal year.


PROSPECTUS TEXT CHANGES

The prospectus is revised as follows:

In the FUND PROFILE section, under "Additional Information," the following text is added as the second bullet point:

- Edinburgh Partners Limited, Edinburgh, Scotland, since 2008




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In the MORE ON THE FUND section, under "Security Selection," the following text is added:

In managing its portion of Vanguard International Value Fund, Edinburgh Partners Limited (Edinburgh Partners) employs a disciplined, value-oriented, global investment strategy to select stocks. The firm's investment philosophy is based on the belief that a portfolio of companies with below-average five-year forward price/earnings (P/E) ratios will outperform the market over the long run. Therefore, its research focuses primarily on seeking to accurately forecast five-year forward P/E ratios. In order to successfully execute this approach, the firm believes that analysts need to have significant skills and experience, portfolios must be concentrated, and turnover should be low.

The investment process begins with a research screening designed to eliminate companies that Edinburgh Partners considers overvalued. Following this initial screening, a research template is compiled for companies that are considered undervalued. The template includes five years of historical data (e.g., sales growth, margins, and capital expenditures); five years of forecast data; and a written review of the investment case, positioning, and financial structure of the company. Next, a scenario analysis (best-case, central-case, worst-case) of the long-term valuation is used to properly assess the risk/reward of a given security. In general, the firm's approach is collaborative and decision-making is team-oriented.

In the INVESTMENT ADVISORS section, the following text is added as the second bullet point:

- Edinburgh Partners Limited, 12 Charlotte Square, Edinburgh, Scotland EH2 4DJ, is an investment research and management firm. As of December 31, 2007, the Edinburgh Partners investment advisory team managed approximately $6.4 billion in assets.

In addition, the last sentence in the paragraph following the bulleted list is replaced with the following text:

For these purposes, the cumulative total return of each advisor's portion of the Fund is compared with that of the MSCI All Country World Index ex USA (for AllianceBernstein, Edinburgh Partners, and Lazard) or the MSCI EAFE Index (for
HGI)over a trailing 60-month period (for AllianceBernstein and Lazard) or a trailing 36-month period for (Edinburgh Partners and HGI).


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In the "Plain Talk/(R)/ About the Fund's Portfolio Managers," the following text is added immediately following the paragraph about Mr. Simms:

CHRISTINE MONTGOMERY, Investment Partner with Edinburgh Partners. She has worked in investment management since 1989; has managed investment portfolios since 1995; and has co-managed the Edinburgh Partners portion of the Fund since 2008.
Education: M.A. Joint Honours in Economics and Accounting, University of Edinburgh.

SANDY NAIRN, Investment Partner, Director and Chief Executive of Edinburgh Partners. He has worked in investment management since 1985; has managed investment portfolios since 1986; has been with Edinburgh Partners since co-founding the firm in 2003; and has co-managed the Edinburgh Partners portion of the Fund since 2008. Education: B.Sc. and Ph.D. in Economics, University of Strathclyde/Scottish Business School.

In the GLOSSARY OF INVESTMENT TERMS, the following term is added:

PRICE/EARNINGS (P/E) RATIO. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.


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(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS46 052008


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                                                       [SHIP LOGO VANGUARD/(R)/]





VANGUARD/(R)/ TRUSTEES' EQUITY FUNDS



SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 22, 2008


IMPORTANT CHANGE TO VANGUARD INTERNATIONAL VALUE FUND
NEW MANAGER JOINS INVESTMENT ADVISORY TEAM

The board of trustees of Vanguard International Value Fund has added Edinburgh Partners Limited (Edinburgh Partners) to the Fund's investment advisory team. Effective immediately, Edinburgh Partners manages a portion of the Fund's assets.

Edinburgh Partners and the Fund's three other investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees determines the proportion of the Fund's assets to be managed by each advisor and may change these proportions at any time.


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

Under the Heading "Investment Advisory Services," the following text replaces similar text on page B-31 and adds one bullet point, in the fourth position:

The Trust currently uses five investment advisors:

- Hansberger Global Investors, Inc., provides investment advisory services to a portion of the assets in the International Value Fund.

- AllianceBernstein L.P. provides investment advisory services to a portion of the assets in the International Value Fund.

- Lazard Asset Management LLC provides investment advisory services to a portion of the assets in the International Value Fund.

- Edinburgh Partners Limited provides investment advisory services to a portion of the assets in the International Value Fund.

- Vanguard provides investment advisory services to the Diversified Equity Fund.


Also on page B-31, under the heading "I. Vanguard International Value Fund," the first paragraph is replaced with the following:

Vanguard International Value Fund uses a multimanager approach. The fund currently has four investment advisors: Hansberger Global Investors, Inc. (HGI); AllianceBernstein L.P. (AllianceBernstein); Lazard Asset Management LLC (Lazard); and Edinburgh Partners Limited (Edinburgh Partners).


In the same section on page B-31, the third paragraph is replaced with the following:

The Fund pays each advisor a basic advisory fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the MSCI All Country World Index ex USA (for AllianceBernstein, Lazard, and Edinburgh Partners) or the MSCI EAFE Index (for HGI) (for each: the Index). The investment performance will be based on the cumulative total return of the Portfolio compared with the cumulative total return of the Index over a trailing 60-month period (for AllianceBernstein and Lazard) or a trailing 36-month period (for Edinburgh Partners and HGI) ending with the applicable quarter.

On page B-37, before the heading "II. Vanguard Diversified Equity Fund," the following text is added:


D. EDINBURGH PARTNERS

Edinburgh Partners Limited is an investment research and management firm founded in 2003 and based in Edinburgh, Scotland. Sandy Nairn is one of the founders of, has a controlling interest in, and is Director and Chief Executive of Edinburgh Partners. The business is majority-owned by employees, with the remainder held by institutional investors.

1. Other Accounts Managed

Christine Montgomery co-manages a portion of the International Value Fund. As of February 29, 2008, the Fund held assets of $8.8 billion. As of February 29, 2008, Ms. Montgomery managed four other accounts with total assets of approximately $300 million.

Sandy Nairn co-manages a portion of the International Value Fund. As of February 29, 2008, the Fund held assets of $8.8 billion. As of February 29, 2008, Dr. Nairn managed two other investment companies with total assets of approximately $200 million, one pooled investment vehicle with total assets of approximately $1.7 billion, and six other accounts with total assets of approximately $950 million.

2. Material Conflicts of Interest

Edinburgh Partners has adopted policies and procedures (including oversight monitoring) designed to detect, manage, and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing accounts for multiple clients (including connected investment companies), and allocating investment opportunities. The Compliance Department at Edinburgh Partners monitors investment activities including but not limited to portfolio turnover, receipt of gifts and entertainment, and trade allocation, in an attempt to ensure that each client is dealt with fairly and that the investment activities are undertaken in line with the adopted policies and procedures and are in accordance with regulatory requirements.

3. Description of Compensation

The investment partners are remunerated through a base salary and an annual bonus payment. This bonus is paid from a pool, which is comprised of up to 25% of operating profit. The bonus element is related to all aspects of contribution to the objectives of the firm--including analytical/investment output and portfolio management. In addition, all investment partners are equity holders within the business.

4. Ownership of Securities

As of February 29, 2008, Ms. Montgomery and Dr. Nairn owned no shares of the International Value Fund.


On page B-39, the following text is added as the second paragraph in the section under the heading "III. Duration and Termination of Investment Advisory Agreements," which begins on page B-38:

The initial investment advisory agreement with Edinburgh Partners for Vanguard International Value Fund is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.












(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        SAI46 052008